THE ADVISORS' INNER CIRCLE FUND

                       HAVERFORD QUALITY GROWTH STOCK FUND
                                  (THE "FUND")

                   SUPPLEMENT DATED SEPTEMBER OCTOBER 1, 2008
                                     TO THE
           PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

As a result of the transaction described below, all references to "Haverford Investment Management, Inc." and "HIM" in the Prospectus and SAI are now replaced with "Haverford Financial Services, Inc." and "HFS," respectively.

Recently, Haverford Investment Management, Inc. ("HIM"), adviser to the Fund, transferred its advisory functions to its affiliate, Haverford Financial Services, Inc. ("HFS") in an effort to increase efficiency, consolidate operations, eliminate duplication and create economies of scale. The owner, investment personnel, senior officers and employees of both HIM and HFS are identical. Moreover, the investment personnel managing the assets of the Fund remain the same and there have been no material changes with respect to the portfolio management personnel, compliance, operations, supervision, resources or services to the Fund. The fees payable to HFS are identical to those that were payable to HIM.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                HIM-SK-003-0100